UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street NW
Washington, D.C. 29549
Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 6, 2007
THE CATO CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31340	56-0484485

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8100 Denmark Road, Charlotte, North Carolina	28273-5975

(Address of Principal Executive Offices)	(Zip Code)
(704) 554-8510

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE CATO CORPORATION
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 6, 2007, The Cato Corporation (the “Company”) adopted a resolution amending the By-Laws to make express the Company’s authority to issues shares in uncertificated form. These changes were made in order to clarify the Company’s ability to comply with a change to the New York Stock Exchange (“NYSE”) rules that will require the Company and other NYSE listed issuers to be eligible to participate in the Direct Registration System (“DRS”). The DRS enables investors to maintain securities electronically on the books of a transfer agent or issuer, and allows for the electronic transfer of securities.
     A copy of the resolution and related By-Laws amendment, as well as an entire copy of the Company’s By-Laws as amended, are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit	Exhibit No.

Resolution of The Board of Directors adopted December 6, 2007, along with By-Laws Amendment	99.1

The Company’s entire By-Laws, as amended and restated	99.2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CATO CORPORATION

December 10, 2007	/s/ John P. D. Cato

Date	John P. D. Cato Chairman, President and Chief Executive Officer

December 10, 2007	/s/ Thomas W. Stoltz

Date	Thomas W. Stoltz Executive Vice President Chief Financial Officer

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